Federated Intermediate Municipal Trust
A Portfolio of Intermediate Municipal Trust
INSTITUTIONAL SHARES (TICKER FIMTX)
CLASS Y SHARES (TICKER FIMYX)

SUPPLEMENT TO SUMMARY PROSPECTUS DATED jULY 31, 2012
Beginning on July 31, 2013, Federated Investment Management Company, the investment adviser to Federated Intermediate Municipal Trust (the “Fund”), may invest the Fund's assets without limitation in investments the interest from which (while exempt from federal regular income tax) may be subject to the federal alternative minimum tax for individuals and corporations (or the AMT).
Accordingly, under the heading entitled “What are the Fund's Main Investment Strategies?,” please delete the text prior to “What are the Main Risks of Investing in the Fund?” in its entirety and replace it with the following:
“The Fund pursues its objective by investing its assets so that, normally (except as discussed herein), distributions of annual interest income are exempt from federal regular income tax. As described in the Fund's prospectus, income from certain of the Fund's investments may be subject to the federal alternative minimum tax for individuals and corporations (AMT).
At least 75% of the Fund's portfolio securities will be investment grade or of comparable quality. Federated Investment Management Company, the Fund's investment adviser (Adviser), expects that normally, up to 15% of the Fund's total assets may be invested in securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds. The Adviser may opportunistically invest up to 25% of the Fund's total assets in securities rated below investment grade (or unrated securities of comparable quality), which are also known as junk bonds. Investment-grade securities are securities that receive investment-grade ratings (i.e., generally ratings in the first, second, third or fourth highest rating category) by a nationally recognized statistical rating organization (NRSRO) or unrated securities of comparable quality. For example, securities rated “AAA,” “AA,” “A” or “BBB” by Standard & Poor's, an NRSRO, would be rated in the first, second, third or fourth ratings categories, respectively. Securities rated below investment grade (or noninvestment-grade securities) are securities that do not receive investment-grade ratings (i.e., generally ratings below one of the four highest rating categories) by an NRSRO or unrated securities of comparable quality. For example, securities rated B or BB by Standard & Poor's, an NRSRO, would be noninvestment-grade securities. The Fund does not have a specific minimum quality rating. The Fund considers, among other factors, a security's duration (or sensitivity of a security's price to changes in interest rates), credit quality and structural attributes (such as call protection) in seeking to select securities for the Fund's portfolio that offer, or that are in sectors that offer, enhanced levels of income. The Fund's average weighted maturity is not less than three nor more than ten years.

The securities in which the Fund may principally invest include tax-exempt securities, which may include, for example, general obligation bonds, special revenue bonds, private activity bonds, tax increment financing bonds, municipal leases, zero-coupon securities, inverse floaters, municipal mortgage-backed securities, planned amortization classes, variable rate demand instruments, municipal notes and municipal auction rate securities. Certain of the tax-exempt securities in which the Fund invests may be subject to credit enhancement. The Fund also may principally invest in derivative contracts (such as, for example, futures contracts, option contracts and swap contracts) and hybrid instruments to implement its investment strategies as more fully described in the Fund's prospectus.
Beginning on July 31, 2013, the Adviser may invest the Fund's assets without limitation in investments the interest from which (while exempt from the regular federal income tax) may be subject to the AMT. Prior to July 31, 2013, the Fund's Adviser normally will invest the Fund's assets entirely in securities whose interest is not subject to (or not a specific preference item for purposes of) the AMT, such that, normally, distributions of annual interest income also will be exempt from the AMT. In certain circumstances prior to July 31, 2013 (such as, for example, when there is a lack of supply of non-AMT securities or there are advantageous market conditions, or if there are changes in tax laws relating to the AMT), to pursue the Fund's investment objective, the Adviser also may invest the Fund's assets in other securities that may be subject to AMT. When there is a lack of supply of non-AMT securities and/or other circumstances that exist, such circumstances may result in the Fund acquiring prior to July 31, 2013, AMT securities that are consistent with the Fund's investment objective. These acquisitions may occur in the ordinary course or in connection with fund reorganization transactions (i.e., transactions in which the Fund acquires the portfolio securities of other mutual funds), an issuer bankruptcy or another event or circumstance. In such circumstances, interest from the Fund's investments made prior to July 31, 2013, also may be subject to the AMT.

The Fund also may invest in certain securities or other investments as described in the Fund's prospectus (such as market discount bonds, credit default swaps and other derivative transactions) that will likely cause the Fund to realize a limited amount of ordinary income or short-term capital gains (which are treated as ordinary income for federal income tax purposes).
Because the Fund refers to municipal investments in its name, the Fund has a policy that, normally, the Fund will invest at least 80% of its net assets in a diversified portfolio of municipal securities the income of which is exempt from federal regular income tax with an average weighted maturity of not less than three nor more than ten years.”
May 16, 2013

Federated Intermediate Municipal Trust
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q451690 (5/13)